Exhibit 99.1

Ball Corporation Overview Scott C. Morrison Senior Vice President and CFO Jefferies 2015 Industrials Conference New York, New York August 13, 2015 1 ©| B©aBllACLLorCpOoRraPtOioRnAT|IO1N0 L| oBnAgLsLP.CeOaMk Drive | Broomfield, Colorado 80021 | 303-469-3131 | www.ball.com

Forward-Looking Statements This presentation contains “forward-looking” statements concerning future events and financial performance. Words such as “expects,” “anticipates,” “estimates” and similar expressions identify forward-looking statements. Such statements are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Key risks and uncertainties are summarized in filings with the Securities and Exchange Commission, including Exhibit 99 in our Form 10-K, which are available on our website and at www.sec.gov. Factors that might affect: a) our packaging segments include product demand fluctuations; availability/cost of raw materials; competitive packaging, pricing and substitution; changes in climate and weather; crop yields; competitive activity; failure to achieve productivity improvements or cost reductions; mandatory deposit or other restrictive packaging laws; customer and supplier consolidation, power and supply chain influence; changes in major customer or supplier contracts or loss of a major customer or supplier; political instability and sanctions; and changes in foreign exchange or tax rates; b) our aerospace segment include funding, authorization, availability and returns of government and commercial contracts; and delays, extensions and technical uncertainties affecting segment contracts; c) the company as a whole include those listed plus: changes in senior management; regulatory action or issues including tax, environmental, health and workplace safety, including U.S. FDA and other actions or public concerns affecting products filled in our containers, or chemicals or substances used in raw materials or in the manufacturing process; technological developments and innovations; litigation; strikes; labor cost changes; rates of return on assets of the company’s defined benefit retirement plans; pension changes; uncertainties surrounding the U.S. government budget, sequestration and debt limit; reduced cash flow; ability to achieve cost-out initiatives; interest rates affecting our debt; and successful or unsuccessful acquisitions and divestitures, including, with respect to the proposed Rexam PLC acquisition, the effect of the announcement of the acquisition on our business relationships, operating results and business generally; the occurrence of any event or other circumstances that could give rise to the termination of our definitive agreement with Rexam PLC in respect of the acquisition; the outcome of any legal proceedings that may be instituted against us related to the definitive agreement with Rexam PLC; and the failure to satisfy conditions to completion of the acquisition of Rexam PLC, including the receipt of all required regulatory approvals. Reconciliation of certain non-GAAP financial measures: Throughout this presentation, we will be discussing Free Cash Flow (FCF), Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) and comparable EBITDA, all of which do not conform to accounting principles generally accepted in the United States (GAAP). For additional information and the reconciliation of FCF, EBITDA and comparable EBITDA to the appropriate GAAP measure as required by the SEC Regulation G, please refer to the Appendix. 2 | © BALL CORPORATION | BALL.COM

Important Information This document is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell, shares of Ball Corporation ("Ball") or Rexam Plc ("Rexam"). Further to the announcement released by Ball Acquisition Limited on February 19, 2015 (the “Announcement”) of its offer to acquire the entire issued and to be issued share capital of Rexam (the “Offer"), (i) such Offer will be made pursuant to the terms of a circular to be issued by Rexam to its shareholders in due course following satisfaction of waiver of certain pre-conditions, setting out the terms and conditions of the Offer, including details of how to vote in respect of the Offer (the "Circular"), and (ii) Ball will in due course following satisfaction of waiver of certain pre-conditions publish a prospectus for the purposes of EU Directive 2003/71/EC (together with any applicable implementing measures in any Member State, the "Prospectus Directive") in relation to shares which will be issued by it in connection with the Offer (the "Prospectus"). Any decision in respect of, or in response to, the Offer should be made only on the basis of the information in the Circular and the Prospectus. Investors are advised to read the Circular and the Prospectus carefully. This document is an advertisement and not a prospectus for the purposes of the Prospectus Directive. Accordingly, investors should not subscribe for, or purchase, any securities except on the basis of the information to be contained in the Prospectus, when published, which will be prepared in accordance with the Prospectus Directive. Copies of the Prospectus, when published, will be available from Ball’s website at www.ball.com. The Ball Responsible Officers (as defined in the Announcement) each accept responsibility for the information contained in this document. To the best of the knowledge and belief of the Ball Responsible Officers (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information. No profit forecast Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Ball, Rexam or the combined business following completion of the combination, unless otherwise stated. 3 | © BALL CORPORATION | BALL.COM

Important Information Disclosure requirements of the UK Takeover Code Rexam is a company subject to the jurisdiction of the UK Takeover Code (the “Code”) Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th Business Day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th Business Day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure. Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the Business Day following the date of the relevant dealing. Disclosures are therefore required in the shares of Ball and Rexam. If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3. Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4). Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure. 4 | © BALL CORPORATION | BALL.COM

Key Performance Drivers Going Forward • Leverage Existing Business Portfolio and Diverse Customer Base • • Drive for 10 Vision Maintain Disciplined Financial Strategy • Utilize Free Cash Flow to Create Value • Execute on Growth Capital Projects • Continue Progress on Proposed M&A • Generate EVA$ Over Time 5 | © BALL CORPORATION | BALL.COM

Leverage Ball Corporation Portfolio 9% 11% 15% $1 billion 17% Comparable Segment Earnings* 76% $8.6 billion Net Sales 72% Global Metal Beverage Global Metal Food & Household Aerospace Year-end 2014; *excludes corporate undistributed costs. 6 | © BALL CORPORATION | BALL.COM

Businesses Serve Gjohnson Diverse Customer Base 5MillerCoors.. A FAMILY COMPANY aAbbott Good Food. Good Life · -t? Constellation Brands • P&G 7 I © BALL CORPORATION I BALL.COM These logos may be registered trademarks of their respective owners. Heinekeri Bavaria

Ball Aerospace & Technologies Corp.   Oldest continuing business; trusted supplier of aerospace technologies and services Leverages existing technology to image the Earth, predict weather, peer into deep space, develop tactical antennae and build systems to support national security Low invested capital requirements; generates EVA$ and free cash flow Company benefits from corporate undistributed allocations Leverages creditworthiness of parent to bid on large contracts and programs    8 | © BALL CORPORATION | BALL.COM

Drive for 10 Strategy We Know Where We Are Going We want to be the best at everything we do, and will continually strive for perfection at Ball as we pursue our strategy of: 9 | © BALL CORPORATION | BALL.COM Leveraging Broadening Aligning Expanding Maximizing

Long-Standing Financial Strategy 10 I @BALL CORPORATION I BALL.COM

Strong Cash Flow Fuels Value Creation 2014 $622MM 2013 $461MM 2012 $548MM 2011 $505MM 2010 $506MM 2009 $373MM 2008 $321MM 2007 $440MM 2006 $183MM *Free Cash Flow defined as cash flow from operations minus capital expenditures. 2005 $267MM 2004 $340MM 11 | © BALL CORPORATION | BALL.COM Over $4.5 Billion of Free Cash Flow* Generation Since 2004

Disciplined Growth Capital and M&A Generate EVA$ Over Time

Capital Project	Location	Projected Start-Up
Next Generation Shaped Aluminum Bottle	Conroe, Texas	1st Half 2015
Specialty Beverage Can Line	Oss, The Netherlands	Mid 2Q 2015
Beverage Can End Module Installation	Lublin, Poland	Mid 2Q 2015
Next Generation Steel Aerosol Manufacturing Technology	Chestnut Hill, Tennessee	2nd Half 2015
Extruded Aluminum Aerosol Line Addition	Devizes, United Kingdom	2nd Half 2015
Extruded Aluminum Aerosol Plant	Ahmedabad, India	Late 2015
Aluminum Beverage Can Plant	Monterrey, Mexico	1st Half 2016
Aluminum Beverage Can Plant	Yangon, Myanmar	Early 2016

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Proposed Offer for Rexam PLC Overview

Creation of Unique Global Metal Packaging Manufacturer
Leveraging Plants, Products and People to Better Serve our Customers

- Complementary global plant network and customer base
- Strong cultural compatibility
- Addresses evolving packaging industry dynamics
- Significant value creation through realization of cost saving synergies and efficiencies
- Enhanced free cash flow profile
- Financially attractive to both companies' shareholders

- Revenue: ~$15 billion
- Adjusted EBITDA: $2.4 billion*
- Annual run-rate synergies: ~$300 million
- Relevant positions in key markets on five continents
- >80% focused on metal beverage containers

NOTE: Represents 2014 financial information for the proposed combined business.
Rexam financials converted to USD at 1.54x (USD / GBP)
*includes estimated $300 million of annual run-rate synergies from end of third year of combined operations.

13 | © BALL CORPORATION | BALL.COM

Anticipated Timeline* (EC) (FTC) Filing (Brazil) HSR Second Request (FTC) Ball Shareholder Vote Outcome 99.23% “For” *Estimated timeline; actual schedule dependent on regulatory approvals and closing of transaction. Company not precluded from share repurchases during the period of 2015 – 2017; executed repurchases are and will continue to be opportunity dependent. 14 | © BALL CORPORATION | BALL.COM Pay Quarterly Cash Dividend Generate Cash and Grow EPS Generate EVA Maximize Existing Operations Share Repurchases Deleverage Balance Sheet 2015201620172018 Regulatory Approvals Initial HSR Filing Phase I Filing Phase II (EC) CADE Execute on Synergies Closing

EVA$ Improvement Drives Share Price Higher $80 $450 $400 $70 $350 $60 $300 $50 $250 $40 $200 $30 $150 $20 $100 $10 $50 $0 $0 = Share Price = $ EVA® in excess of our cost of capital 15 | © BALL CORPORATION | BALL.COM Stock Price 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 EVA$ (millions) 94% historical correlation between EVA$ increase and stock price appreciation

Key Performance Drivers Going Forward • Leverage Existing Business Portfolio and Diverse Customer Base • • Drive for 10 Vision Maintain Disciplined Financial Strategy • Utilize Free Cash Flow to Create Value • Execute on Growth Capital Projects • Continue Progress on Proposed M&A • Generate EVA$ Over Time 16 | © BALL CORPORATION | BALL.COM

Non-GAAP Financial Measures Reconciliation 17©|B©alBl ACLoLrpCoOrRatPioOnRA|T1IO0NLo| nBgAsLPL.eCaOkMDrive | Broomfield, Colorado 80021 | 303-469-3131 | www.ball.com

Non-GAAP Financial Measure Twelve Months Ended 12/31/14 ($ in millions, except ratios) Net earnings before taxes, as reported Add: Total interest expense $ 645.6 193.0 Earnings before interest and taxes (EBIT) Add: Business consolidation and other activities Add: Undistributed corporate expenses and intercompany eliminations, net Comparable Segment Earnings 838.6 80.5 86.4 1,005.5 18 | © BALL CORPORATION | BALL.COM

Non-GAAP Financial Measure $853 $839 Cash flow from operating activities $536 $559 $401 $673 $628 $560 $515 $948 $1,013 (305) (378) (391) Capital spending (196) (292) (280) (309) (307) (187) (250) (444) Proceeds for replacement of fire-damaged assets 61 49 Incremental pension funding, net of tax 27 Add back withholding tax payment related To the acquisition of Ball Packaging Europe Free cash flow defined as cash from operations less capital expenditures, adjusted for other items that affect comparability between periods; 2006 and 2007 – property insurance proceeds; 2007 – incremental U.S. pension contribution of $27 million, net of tax; 2008 includes $70 million legal settlement). Historical figures include results of discontinued plastic operations. *2010 excludes the impact of $250 million A/R securitization coming on the balance sheet effective January 1, 2010 due to revised accounting pronouncement and includes capital expenditures associated with Brazilian joint venture since 3Q 2010. Certain years may not foot due to rounding. 19 | © BALL CORPORATION | BALL.COM Free Cash Flow*$340$267$183$440$321$373$506$505$548$461$622 ($ in millions)20042005200620072008200920102011201220132014